UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 30, 2014

Tyson Foods, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State of incorporation or organization)

001-14704

(Commission File Number)

71-0225165

(IRS Employer Identification No.)

2200 Don Tyson Parkway, Springdale, AR 72762-6999

(479) 290-4000

(Address, including zip code, and telephone number, including area code, of

Registrant’s principal executive offices)

Not applicable

(Former name, former address and former fiscal year, if applicable)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 5, 2014, Tyson Foods, Inc. (the “Company”) completed its previously announced public offering and sale of 23,810,000 shares of its Class A common stock (the “Shares”) at a public offering price of $37.80 per Share pursuant to an underwriting agreement (the “Shares Underwriting Agreement”), dated July 30, 2014, among the Company and Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC and the other underwriters named therein. Through August 29, 2014, the underwriters may also purchase up to 3,571,500 Shares at the public offering price, less underwriting discounts and commissions, to cover over-allotments, if any. In addition, on August 5, 2014, the Company completed its previously announced public offering and sale of 30,000,000 4.75% tangible equity units (the “Units”) at a public offering price of $50.00 per Unit, pursuant to an underwriting agreement (the “Units Underwriting Agreement”), dated July 30, 2014, among the Company and Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC and the other underwriters named therein.

The sale of the Shares and Units was made pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-197661), including prospectus supplements each dated July 30, 2014 (each a “Prospectus Supplement”) to the prospectus contained therein dated July 28, 2014, filed by the Company with the Securities and Exchange Commission, pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.

Units

The Company issued the Units under a purchase contract agreement (the “Purchase Contract Agreement”), dated as of August 5, 2014, between the Company and The Bank of New York Mellon Trust Company, N.A., as purchase contract agent, attorney-in-fact for holders of Purchase Contracts (as defined below) and as trustee under the indenture referred to below. The Company issued the Amortizing Notes (as defined below) under an indenture dated as of June 1, 1995 (the “Base Indenture”), as supplemented by a supplemental indenture dated as of August 5, 2014 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), each between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to JPMorgan Chase Bank, N.A. (formerly The Chase Manhattan Bank, N.A.)), as trustee. The Purchase Contract Agreement (including the forms of Unit and Purchase Contract), the Base Indenture and the Supplemental Indenture (including the form of Amortizing Note) are filed as Exhibits 4.1, 4.4 and 4.5, respectively, to this report and are incorporated herein by reference. The following description of the Units, the Purchase Contracts and the Amortizing Notes is a summary and is not meant to be a complete description of the Units, the Purchase Contracts and the Amortizing Notes.

Each Unit offered is comprised of (i) a prepaid stock purchase contract issued by the Company (each, a “Purchase Contract”) pursuant to which the Company will deliver to the holder, not later than July 15, 2017 (subject to postponement in certain limited circumstances, the “mandatory settlement date”), unless earlier redeemed or settled, a number of Shares per Purchase Contract equal to the settlement rate described below, and (ii) a senior amortizing note issued by the Company (each, a “Amortizing Note”) with an initial principal amount of $6.82854 that pays equal quarterly installments of $0.59375 per Amortizing Note (except for the October 15, 2014 installment payment, which will be $0.46181 per Amortizing Note), which cash payment in the aggregate will be equivalent to 4.75% per year with respect to the $50 stated amount per Unit.

Purchase Contracts

Unless previously redeemed or settled at the holder’s or the Company’s option, for each Purchase Contract the Company will deliver to holders on July 15, 2017 (subject to postponement in certain limited circumstances described below, the “mandatory settlement date”) a number of shares of the Company’s Class A common stock. The number of shares of the Company’s Class A common stock issuable upon settlement of each Purchase Contract (the “settlement rate”) will be determined as follows:

•	if the Applicable Market Value (as defined below) of the Company’s Class A common stock is equal to or greater than the threshold appreciation price of $47.25, then the holder will receive 1.0582 shares of Class A common stock for each Purchase Contract (the “minimum settlement rate”);

•	if the Applicable Market Value of the Company’s Class A common stock is greater than $37.80 (the “reference price”) but less than the threshold appreciation price, then the holder will receive a number of shares of Class A common stock for each Purchase Contract equal to the Unit stated amount of $50, divided by the Applicable Market Value; and

•	if the Applicable Market Value of the Company’s Class A common stock is less than or equal to the reference price of $37.80, then the holder will receive 1.3228 shares of Class A common stock for each Purchase Contract (the “maximum settlement rate”).

The “Applicable Market Value” means the average of the closing prices of the Company’s Class A common stock on each of the 20 consecutive trading days beginning on, and including, the 23rd scheduled trading day immediately preceding July 15, 2017. The minimum settlement rate, the maximum settlement rate and the reference price are each subject to adjustment as set forth in the Purchase Contract Agreement.

At any time prior to 5:00 p.m., New York City time, on the third scheduled trading day immediately preceding July 15, 2017, a holder of Purchase Contracts may settle any or all of its Purchase Contracts early, in which case the Company will deliver a number of shares of the Company’s Class A common stock per Purchase Contract equal to the minimum settlement rate, which is subject to adjustment as set forth in the Purchase Contract Agreement. In addition, at any time prior to the third scheduled trading day immediately preceding July 15, 2017, if a “Fundamental Change” (as defined in the Purchase Contract Agreement) occurs, holders may settle any or all of their Purchase Contracts early. If a holder elect to settle its Purchase Contracts early in connection with such Fundamental Change, it will receive a number of shares of the Company’s Class A common stock based on the “Fundamental Change Early Settlement Rate” as defined in, and in accordance with, the Purchase Contract Agreement. In either case, upon early settlement at a holder’s election of a Purchase Contract that is a component of a Unit, the corresponding Amortizing Note will remain outstanding and beneficially owned by or registered in the name of, as the case may be, the holder who elected to settle the related Purchase Contract early.

The Company may elect to settle all, but not less than all, outstanding Purchase Contracts early at the “Early Mandatory Settlement Rate” upon a date fixed by the Company upon not less than five business days’ notice. The “Early Mandatory Settlement Rate” will be the maximum settlement rate, unless the closing price of the Company’s Class A common stock for 20 or more trading days in a period of 30 consecutive trading days ending on the trading day immediately preceding a specified notice date exceeds 140% of the threshold appreciation price in effect on each such trading day, in which case the “Early Mandatory Settlement Rate” will be the minimum settlement rate. If the Company elects to settle all the Purchase Contracts early, holders will have the right to require the Company to repurchase their Amortizing Notes, except in certain limited circumstances set forth in the Supplemental Indenture.

If the agreement and plan of merger for the acquisition of the Hillshire Brands Company has been terminated, the Company may elect to redeem all, but not less than all, of the outstanding Purchase Contracts for the applicable redemption amount, as set forth in the Purchase Contract Agreement. In that case, holders will have the right to require us to repurchase their Amortizing Notes on the terms set forth in the Supplemental Indenture.

Amortizing Notes

Each Amortizing Note will have an initial principal amount of $6.82854, will bear interest at a rate of 1.50% per annum and will have a final installment payment date of July 15, 2017. On each January 15, April 15, July 15 and October 15 commencing on October 15, 2014, the company will pay equal quarterly cash installments of $0.59375 per Amortizing Note (except for the October 15, 2014 installment payment, which will be $0.46181 per Amortizing Note), which will constitute a payment of interest and a partial repayment of principal, and which cash payment in the aggregate per year will be equivalent to 4.75% per year with respect to each $50 stated amount of tangible equity units. The Amortizing Notes will be senior unsecured obligations of the Company, and will be guaranteed by only Tyson Fresh Meats, Inc., one of our wholly owned operating subsidiaries.

If the Company elects to settle the Purchase Contracts early or in the event of a merger termination redemption as described above, Holders will have the right to require the Company to repurchase their Amortizing Notes for cash at the repurchase price set forth in the Supplemental Indenture.

The Indenture contains customary terms and covenants, including that upon certain events of default occurring and continuing, either the trustee or the holders of not less than 25% in aggregate principal amount of the Amortizing Notes then outstanding may declare the unpaid principal of the Amortizing Notes and any accrued and unpaid interest thereon immediately due and payable. In the case of certain events of bankruptcy, insolvency or reorganization relating to the Company, the principal amount of the Amortizing Notes together with any accrued and unpaid interest thereon will automatically become and be immediately due and payable.

General

Each Unit may be separated into its constituent Purchase Contract and Amortizing Note after the initial issuance date of the Units, and the separate components may be combined to create a Unit, in each case in accordance with the terms of the Purchase Contract Agreement.

The Company has applied to list the Units on the New York Stock Exchange under the symbol “TSNU,” subject to satisfaction of its minimum listing standards with respect to the Units. If approved for listing, the Company expects trading on the New York Stock Exchange to begin within 30 calendar days. However, the Company will not initially apply to list the separate Purchase Contracts or the separate Amortizing Notes on any securities exchange or automated inter-dealer quotation system.

The Company intends to use the net proceeds from these offerings, together with additional debt financing and cash on hand, to finance the previously announced acquisition of The Hillshire Brands Company and to pay related fees and expenses. If for any reason the Hillshire Brands acquisition is not consummated, then the Company intends to use the net proceeds from these offerings for general corporate purposes.

Eight of the Company’s directors and officers and the Tyson Limited Partnership (of which 33.33% and 11.115% is controlled by the Company’s chairman John Tyson and director Barbara Tyson, respectively) have purchased an aggregate of approximately 758,400 Units in the Units offering. Such purchases were made on the same terms and conditions as purchases by nonaffiliated investors and with a view toward investment, not resale.

The foregoing descriptions of the Shares Underwriting Agreement, the Units Underwriting Agreement, the Purchase Contract Agreement, the Indenture and the related instruments and transactions associated therewith does not purport to complete and is subject to, and qualified in its entirety by, the full text of the agreements and instruments, each of which is attached hereto as an Exhibit.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on the Company’s management’s current expectations. Such forward-looking statements are subject to certain risks, uncertainties and assumptions, including, without limitation, prevailing market conditions and other factors. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. More information about potential risk factors that could affect the Company and its results is included in the Company’s filings with the SEC.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registration.

The description contained under Item 1.01 above is hereby incorporated by reference in its entirety into this Item 2.03.

Item 8.01. Other Events.

In connection with the offering of the Shares and the Units, as described in response to Item 1.01 of this Current Report on Form 8-K, the following exhibits are filed with this Current Report on Form 8-K and are incorporated by reference herein and into the Registration Statement: (i) the Shares Underwriting Agreement, (ii) the Units Underwriting Agreement, (iii) the Purchase Contract Agreement, (iv) the form of Unit, (v) the form of Purchase Contract, (vi) the Base Indenture, (vii) the Supplemental Indenture, (viii) the form of Amortizing Note, (ix) the Base Indenture and (x) the opinion of Davis Polk & Wardwell LLP, and related consent.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

1.1	Shares Underwriting Agreement, dated July 30, 2014

1.2	Units Underwriting Agreement, dated July 30, 2014

4.1	Purchase Contract Agreement, dated August 5, 2014

4.2	Form of Unit (included in Exhibit 4.1)

4.3	Form of Purchase Contract (including in Exhibit 4.1)

4.4	Base Indenture, dated June 1, 1995 (incorporated herein by reference to Exhibit 4 to the Company’s Registration Statement on Form S-3 filed December 17, 1997 (Commission File No. 333-42525))

4.5	Supplemental Indenture, dated August 5, 2014

4.6	Form of Amortizing Note (included in Exhibit 4.5)

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYSON FOODS, INC.

Date: August 5, 2014	By:	/s/ Dennis Leatherby

	Name:	Dennis Leatherby
	Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Shares Underwriting Agreement, dated July 30, 2014

1.2	Units Underwriting Agreement, dated July 30, 2014

4.1	Purchase Contract Agreement, dated August 5, 2014

4.2	Form of Unit (included in Exhibit 4.1)

4.3	Form of Purchase Contract (including in Exhibit 4.1)

4.4	Base Indenture, dated June 1, 1995 (incorporated herein by reference to Exhibit 4 to the Company’s Registration Statement on Form S-3 filed December 17, 1997 (Commission File No. 333-42525))

4.5	Supplemental Indenture, dated August 5, 2014

4.6	Form of Amortizing Note (included in Exhibit 4.5)

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)